Exhibit 10.12

Loans No. 197235, 197356, 203357 & 203759 8th Amendment to Credit Agreement 4922-0543-1915v4 2902712-001100 as Instrument No.201414005868, Public Records of DeSoto County, Florida; (ii) as amended by that certain Mortgage Spreader Agreement dated July 29, 2015, recorded as Instrument No. 201514004197, in the Public Records of DeSoto County, Florida; (iii) as amended by Mortgage Modification dated as of October 2, 2019, recorded at/as (X) Book 4489, Page 1966, Public Records of Charlotte County, Florida, and (Y) as Instrument No 201914006265, Public Records of DeSoto County, Florida; (vi) as amended by Mortgage Modification dated as of September 17, 2024, recorded at/as (X) Instrument No. 3450503, Public Records of Charlotte County, Florida, and (Y) Instrument No. 202414007016, Public Records of DeSoto County, Florida; and (vii) as amended by Mortgage Modification of even date herewith to be recorded in the Public Records of Charlotte and DeSoto Counties, Florida (collectively, "Mortgage B" and, together with Mortgage A, the “Mortgage”) covering certain real property and improvements, as described therein (collectively, the “Property”);” 4. LTV Ratio. Section 8.10 of the Credit Agreement is amended to require that, from and after the date of this Eighth Amendment, the LTV Ratio shall be at all times less than 50%. 5. Definitions. b. The definition of “Loans” in Section 1.1 is amended to add the 2025 Term Loan. c. The definition of “Unsecured Indemnity” in Section 1.4 is amended to mean that certain Amended and Restated Unsecured Environmental Indemnity Agreement of even date herewith given by Borrower and Guarantor in favor of Co-Lenders. d. The definition of “Notes” in Section 1.2 is amended to include the 2025 Term Note. 6 Full Force and Effect. Except as specifically set forth herein, the Credit Agreement remains in full force and effect. 7. Reaffirmation. All other terms, conditions, covenants and agreement of the Borrower as set forth in the Loan Documents which are not expressly amended, deleted or otherwise modified herein, in the 2025 Term Note, or in the current modifications of Mortgage A and Mortgage B, shall remain in full force and effect.

Loans No. 197235, 197356, 203357 & 203759 8th Amendment to Credit Agreement 4922-0543-1915v4 2902712-001100 Borrower hereby reaffirms for the benefit of Co-Lenders each and every term and provision contained in the Loan Documents. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Eighth Amendment effective as of the date set forth above. SERVICER/LENDER: BORROWER: METROPOLITAN LIFE INSURANCE ALICO, INC., a Florida corporation COMPANY, a New York corporation By: MetLife Investment Management, LLC. its investment manager By: Name: Its: Authorized Signatory and Director CO-LENDER: NEW ENGLAND LIFE INSURANCE COMPANY, a Massachusetts corporation By: Metropolitan Life Investment Management, LLC, its investment manager By: Name: Its: Authorized Signatory and Director Loans No. 197235, 197356, 203357 & 203759 8th Amendment to Credit Agreement 4889-0476-2582v6 2902712-001100 By: ohji E. Kiernan, President and CEO ALICO LAND DEVELOPMENT INC., a Florida corporation By: ohd E. Kiernan, President and CEO ALICO FRUIT COMPANY, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Managing Member By: ,1 E Johr1 E. Kiernan, President and CEO

JOINDER AND CONSENT The undersigned parties, who have been added as Mortgagors under the Mortgage, hereby join in and consent to the terms of this Seventh Amendment and agree that they, and the Mortgaged Property owned by each of them, are subject to the terms of the Credit Agreement, as amended by this Eighth Amendment. 734 LMC GROVES, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its Sole Mana er By: E. Kiernan, President and CEO 734 BLP GROVES, LLC, a Florida limited liability company By: Alico, Inc., a Florida corporation, its le Manager By: E Jo E. Kiernan, President and CEO Loans No. 197235, 197356,203357 & 203759 8th Amendment to Credit Agreement 4889-0476-2582v6 2902712-001100